UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

(Mark One)

[X] REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

       Date of Report (Date of earliest event reported): November 6, 2003

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to ___________

                         Commission file number: 0-30863
                              ---------------------

                              NETWORK ENGINES, INC.
             (Exact name of registrant as specified in its charter)

                    Delaware                                     04-3064173
 (State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                             Identification No.)

             25 Dan Road, Canton, MA                                   02021
    (Address of principal executive offices)                        (Zip Code)

                                 (781) 332-1000
              (Registrant's telephone number, including area code)


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Item 12.  Disclosure of Results of Operations and Financial Condition.

         On November 6, 2003, Network Engines, Inc. announced its financial results for the quarter and year ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.








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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date: November 6, 2003       NETWORK ENGINES, INC.

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                             By:  /s/ Douglas G. Bryant

                             ---------------------------------------------------
                             Douglas G. Bryant
                             Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)